UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ________) Filed by the Registrant  Filed by a Party other than the Registrant  Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material Pursuant to §240.14a-12 IEC Electronics Corp. _____________________________________________________________________________________ (Name of Registrant as Specified in Its Charter)

W. Barry Gilbert Florence D. Hudson John Carlton Johnson Edward W. Kay, Jr. Eben S. Moulton James C. Rowe Jerold L. Zimmerman Brett E. Mancini Michael T. Williams ______________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (1) Proposed maximum aggregate value of transaction: (2) Total fee paid:  Fee paid previously with preliminary materials.  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount previously paid: (2) Form, Schedule or Registration Statement No. (3) Filing party: (4) Date filed:

On January 12, 2015, the Chief Executive Officer and a representative of the Board of Directors of IEC Electronics Corp. (“IEC” or the “Company”) met with representatives of Institutional Shareholder Services, Inc. and made a slide presentation pertaining to certain matters to be voted upon at the Company’s 2015 Annual Meeting of Stockholders scheduled for January 28, 2015. These slides may be used by the Company to make presentations to other corporate governance organizations or IEC stockholders in the future. A copy of the slides from the presentation is filed herewith.

4 PRESENTATION TO INSTITUTIONAL SHAREHOLDER SERVICES January, 2015 1

This information and related presentations contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, made in reliance upon the protections provided by such Act, and include all statements not based on historical fact. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to uncertainties and other factors that may cause the Company's actual results, performance or achievements to be different from any expressed or implied by these statements. Various of such risks, relevant factors and uncertainties are described in the "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in the Company’s Annual Report on Form 10-K for fiscal 2014 and the Company’s subsequently filed SEC reports. Important factors include, among others, business conditions and growth or contraction in the Company's customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company's operating results; the Company's ability to control its material, labor and other costs; the Company's dependence on a limited number of major customers; the potential consolidation of the Company's customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products; uncertainties as to availability and timing of governmental funding for the Company's customers; the types and mix of sales to the Company's customers; the Company's ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company's customers, the Company's industry and business generally; failure or breach of the Company's information technology systems; natural disasters; other factors that the Company may not have currently identified or quantified, and risks and uncertainties resulting from the restatement of the Company's financial statements included in the Company's Annual Report on Form 10-K/A and Quarterly Report on Form 10-Q/A, each filed with the SEC on July 3, 2013. The Company undertakes no obligation to publicly update or correct any forward-looking statements, whether as a result of new information, future events, or otherwise. FORWARD-LOOKING STATEMENTS 2

Executive summary  IEC Board is committed to long term growth, including reviewing alternatives that enhance stockholder value  3 new, highly qualified directors added since 2012  Important changes in the Management team – Business Development Officer and Management structure re- aligned around end markets correcting the damage from 2012 – New CFO  The NOL is an asset to be preserved for all shareholders  Vintage’s slate suffers serious conflicts of interest and has not articulated a better plan for IEC 3

4 Plans to generate long term growth  Continuing the discipline of partnering with the right customer base – Keeping a long term view on profitability and stockholder value while managing costs and growing the profitable areas of the business – Being patient when a large customer experiences temporary difficulty in their own end market – Making investments to support longer term profitable new programs and customers  Supporting highly regulated aerospace and defense, and the medical markets – High barriers to entry – sophisticated and regulatory requirements – Higher margins – Aerospace and defense business has stayed steady despite the congressional turbulence – SCB spring boarded the Company into the space market – Management is structured around end markets  Leveraging the integration of our service platform – Offering broader capabilities to numerous Fortune 500 companies  End result – numerous new customers and programs – increasing backlog

5 Focusing on the business  Restatement in May of 2013 resulted in consolidated class action – Non-cash error related to WIP inventory calculation impacted 2012 through Q1, 2013  On September 16, 2014 the Class action suit was dismissed without the ability to re-file  Management changes – Jeff Schlarbaum – Terminated by the board – Brett Mancini (VP) – Strong Business Development executive has helped replace the backlog depleted by Mr. Schlarbaum – Vince Leo (CFO) – Service agreement ended as originally planned – Mike Williams (CFO) – Highly qualified permanent CFO

6 Focusing on the business  Management restructuring is yielding results Backlog (millions) New Customers ** 9/30/2011 $121.5 9/30/2012 $ 94.8 9/30/2013 $ 87.2 * 9/30/2014 $105.3 * Fiscal year in which Mr. Schlarbaum was terminated ** Including new divisions of existing customers 4 (during Schlarbaum’s tenure) 18 after Jeff Schlarbaum’s departure 9

IEC’s Directors have diverse expertise and the experience to execute our plan and maximize value for all Stockholders 7

8 Directors  New Directors – John Johnson – Ed Kay – Florence Hudson  Longer standing Directors – Eben Moulton – Barry Gilbert – Jim Rowe – Jerry Zimmerman  The Board and executive officers own over 13 percent of the outstanding shares of the Company  Despite recent bumps in the road, the Board has acted in the long term interest of the shareholders. Over the last 12 years, the stock price has increased from $.04 to $5.00

9 W. Barry Gilbert – Director, CEO since 2004 Mr. Gilbert’s leadership, financial and management skills and his strategic initiatives contributed to the financial turnaround, growth, and exchange listing of the Company As interim CEO between 2002 and 2004, Mr. Gilbert forged a new strategy for IEC, shedding $30 million of low margin customers and repositioned the Company in higher margin customer markets Since 2004, under his leadership revenue grew from ~ $27 to ~$136 Previously, Mr. Gilbert was president of the Thermal Management Group of Bowthorpe Plc. (now known as Spirent Plc) of Crawley, West Sussex, England Prior to that, Mr. Gilbert was corporate vice president and president, Analytical Products Division of Milton Roy Company IEC’s board: qualified and independent

10 Florence D. Hudson – Director since August, 2012 Ms. Hudson brings an aerospace engineering, technical and information technology background with expertise in strategic growth Ms. Hudson is a Director in Corporate Strategy at International Business Machines Corporation (IBM). Ms. Hudson is involved in the development of business and technical growth strategies for IBM in areas such as energy & the environment, the internet of things/machine to machine, cloud computing, analytics, emerging markets, financing, hardware, software and services Ms. Hudson has held various positions at IBM, including Vice President and Director of strategy and marketing for developing new businesses Ms. Hudson worked as an Aerospace Engineer at Grumman Corporation as a Grumman Scholar and at the NASA Jet Propulsion Laboratory IEC’s board: qualified and independent

11 John Carlton Johnson – Director since January, 2014 Mr. Johnson brings deep experience in manufacturing operations and the defense industry Mr. Johnson currently provides executive consulting to board members, executive officers and senior corporate leadership teams with a focus on increased profitability across businesses and programs through Sandvista, LLC, a company he founded Mr. Johnson currently serves on the Board of Regents at Potomac Institute for Policy Studies, with involvement in critical issues affecting national security Mr. Johnson held a number of executive positions at Northrop Grumman Electronic Systems including Vice President and General Manager for Aerospace Systems division & ISR Systems division, and concluded his career in 2012 as Vice President, General Manager and Deputy President of Northrop Grumman Electronic Systems. Mr. Johnson retired as a colonel and commander of flight operations for the 33rd Tactical Fighter Wing, United States Air Force IEC’s board: qualified and independent

12 Edward W. Kay, Jr. - Director since November, 2012 Mr. Kay adds a wealth of experience in public company accounting and financial matters Mr. Kay is a Certified Public Accountant who spent his 33-year career with PricewaterhouseCoopers LLP (PwC) – He is eminently qualified to address accounting and auditing matters related to public companies. Mr. Kay served in many capacities with PWC, including, among others, in the Accounting and SEC Services practice section of the Firm’s National Office in New York City Mr. Kay led the firm’s technology practice in Dallas, Texas Mr. Kay was managing partner of the upstate New York practice and concluded his career as managing partner of the Rochester, New York office, retired in June 2012 IEC’s board: qualified and independent

13 Eben S. Moulton – Director since September, 1992 Mr. Moulton has expertise in capital markets, financing, mergers and acquisitions, and strategic planning Mr. Moulton brings significant institutional knowledge and perspective about the Company to the board Mr. Moulton is managing partner of Seacoast Capital Corporation, a private investment firm Mr. Moulton is a director and chair of the compensation committee of Unitil Corporation IEC’s board: qualified and independent

14 James C. Rowe – Director since September, 2000 Mr. Rowe has wide experience in investing and acquiring companies and providing leadership, expertise and experience to the leaders of those companies. His experience in overseeing and assessing the performance of companies with respect to preparation, auditing and evaluation of financial statements is beneficial to the Company’s board and audit committee Mr. Rowe is president of Rowe & Company LLC, a merchant banking firm Mr. Rowe was a director and vice president of Lubar & Co., Incorporated, a merchant banking firm Mr. Rowe is a director of several privately held companies IEC’s board: qualified and independent

15 Dr. Jerold L. Zimmerman – Director since January, 2006 Dr. Zimmerman offers considerable analytical skills and expertise in executive compensation, corporate governance, accounting, corporate finance and strategic planning Dr. Zimmerman is The Ronald L. Bittner Professor of Business Administration at the Simon School of Business at the University of Rochester, teaching financial and managerial accounting to M.B.A., MACC, Ph.D. and DBA students Dr. Zimmerman is the founding editor of the Journal of Accounting and Economics, the most highly cited peer reviewed accounting journal in the world Dr. Zimmerman is knowledgeable of the latest findings involving financial disclosure and corporate governance, and has done extensive research and consulting in the areas of financial disclosures, executive compensation, corporate governance and cost accounting. He has served as an expert witness in a variety of legal actions involving, among other things, fraudulent financial disclosures Dr. Zimmerman was a Director of CPAC, Inc., until the firm became private in 2007 IEC’s board: qualified and independent

16 Management changes driving stockholder value  Management team is focused on the challenges ahead  Two of top three management positions appointed in the last 12 months  Reorganized management structure with specific division heads for: Aerospace/Military, Medical, and Industrial W. Barry Gilbert, CEO  Turned the company around and has served as CEO of the Company since 2004  Served as Director of the Company since 1993 and Chairman of the Board since 2001  Largest individual stockholder Michael Williams, Chief Financial Officer (appointed May 2014)  Over 20 years of experience with a strong history of operations and financial positions at firms including Bausch & Lomb, Harris Corporation and KPMG Peat Marwick Brett Mancini, Vice President, Business Development (appointed February 2014)  Over 20 years experience in the electronic manufacturing industry, six years with IEC  Has led a revitalization of the Company’s sales activity and brought our backlog to the highest level in the last three years.

17  On July 31, 2014, the Board announced the adoption of a Tax Benefit Preservation Plan  The Company strongly believes that preserving the value of its NOL’s enhances stockholder value – Unlike many public companies, we have a small institutional stockholder base – The large retail base has varying levels of sophistication and might be easily influenced  The Company had $16.3 million of federal NOLs at the end of fiscal 2014 The NOL is an asset; preserving it enhances stockholder value

18  Vintage nominees collectively do not have the relevant experience possessed by the current board – Five of seven Vintage nominees have little or no experience serving on a public company board.  Vintage has not articulated a better business plan for the company beyond “throw the bums out” – These same bums increased stockholder value from $.04 cents to >$5.00  Vintage has wrongly accused the IEC Board of being unwilling to entertain offers of acquisition. – Flat out false  IEC believes Vintage is seeking control without paying a control premium at the expense of the small shareholder IEC believes Vintage’s slate will not add stockholder value

19  Vintage’s slate is fundamentally flawed and suffers serious conflicts of interest – Three of the Vintage nominees have ties to API (ticker ATNY), a competing contract manufacturing firm, presenting serious challenges in acting solely in IEC stockholders’ best interest – Brian Kahn, Chairman of API is the managing partner of Vintage  Vintage has dramatically failed with the API acquisition  Between January 20, 2011, the day before Vintage acquired control of API, and January 9, 2015, API’s stock price has fallen from $6.05 to $1.95 per share  API is Vintage’s only portfolio company in the same business as IEC IEC believes Vintage’s slate will not add stockholder value and it’s managerial prowess is most suspect

20 Vintage’s contract manufacturing prowess (continued)  Beginning with the quarter ended May 31, 2011 (the first full quarter of API under Vintage’s control) through the quarter ended August 31, 2014 (the most recent quarter for which API information is available), API has experienced aggregate operating losses of $26.7 million and aggregate losses from continuing operations of $198.0 million (which includes a $107 million goodwill impairment). In the nine months ended August 31, 2014 alone, API reported a net loss from continuing operations of $17.7 million.  To date, API has not reported operating income or net income in any fiscal year under Vintage’s control.  API’s cash balance at May 31, 2011 was $108.4 million. Its cash balance at August 31, 2014 is $7.7 million.  API’s long-term debt balance at May 31, 2011 was $2.2 million. Its long-term debt balance at August 31, 2014 is $130.1 million.  Vintage is highly critical of IEC’s financial performance. And, while it would purport otherwise, Vintage has not demonstrated any ability to manage or succeed in the contract manufacturing space.

21 IEC believes Vintage’s slate will not add stockholder value

22 Conclusion The Board is committed and has been committed to increase stockholder returns  As a micro cap, thinly traded company, IEC stock prices can vary widely during any measurement periods  We believe in long term growth, and do not have a quarter to quarter short term mind set – Some of our programs can take more than five years to unfold – We are willing to invest in programs that do not yield immediate profitability but promise longer term favorable returns – We continue to support our customers with a focused management team in good times and bad

23 Conclusion The Board is committed and has been committed to increase stockholder returns  Vintage has misrepresented the IEC board’s willingness to responsibly increase shareholder value. The board, through our independent directors, looks seriously at any credible proposal.  The dissident slate does not have a better strategy or relevant experience and has repeatedly made false allegations about IEC. Vintage’s control in API is a failure. Mr. Kahn’s slate is compromised by conflicts of interest, they have no coherent plan, and manipulated the facts in a questionable manner – the stockholder’s choices could not be clearer

24 Important Additional Information and Where to Find It IEC, its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company’s 2015 Annual Meeting of Stockholders, and this presentation may be deemed to be solicitation material in respect of such solicitation. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company’s stockholders. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on December 16, 2014. Stockholders will be able to obtain, free of charge, copies of the definitive proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.iec electronics.com.